UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): November 3, 2006

THOMAS EQUIPMENT, INC.
(Exact name of registrant as specified in charter)

Delaware	333-44586	58-3565680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 North Farwell Avenue, Milwaukee, WI		53202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 224-8812

Copies to:
Gregory Sichenzia, Esq.
Thomas A. Rose, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On November 7, 2006, David Marks notified Thomas Equipment, Inc. (the “Company”) that he was resigning as Chairman and a member of the Board of Directors of the Company, together with all subsidiaries, effective as of November 30, 2006. Mr. Marks does not serve on committees of the Board.

ITEM 8.01	Other Events

On November 3, 2006, the Company issued a press release concerning agreements between the Company and a former officer and member of the Directors. The release is filed as an exhibit to this Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release dated November 3, 2006
99.2	Resignation of David Marks, dated November 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS EQUIPMENT, INC.

Date: November 8, 2006	/s/ MICHAEL S. LUTHER
Michael S. Luther, Chief Restructuring Officer